UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material under §240.14a-12

BOINGO WIRELESS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Copies to:

Ilan Lovinsky

Ryan Gunderson

Gunderson Dettmer Stough Villeneuve

Franklin & Hachigian, LLP

3570 Carmel Mountain Rd., Suite 200

San Diego, CA 92130

(858) 436-8000

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Boingo Wireless, Inc., a Delaware corporation (“Boingo” or the “Company”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from its stockholders in connection with its 2016 Annual Meeting of Stockholders, to be held on a day, time and location still to be determined, and at any and all adjournments, postponements or reschedulings thereof (the “2016 Annual Meeting”). Boingo has not yet filed a preliminary or definitive proxy statement with the SEC in connection with its solicitation of proxies to be used at the 2016 Annual Meeting.

Employee Letter Sent on March 24, 2016

Attached hereto is a letter sent via email by Boingo to its employees on March 24, 2016 commenting on the notice that it had received from Ides Capital Management LP and its affiliates (together, “Ides”) and the press release that Ides issued regarding its intention to nominate two candidates to stand for election as Class II directors.

Important Additional Information And Where To Find It

Boingo, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the Company’s 2016 Annual Meeting of Stockholders. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise can be found in the Company’s proxy statement for its 2015 Annual Meeting of Stockholders, filed with the SEC on April 22, 2015. To the extent holdings of the Company’s securities have changed since the amounts set forth in the Company’s proxy statement for the 2015 Annual Meeting of Stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 or Annual Statement of Changes in Beneficial Ownership of Securities on Form 5 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov. Boingo intends to file a proxy statement and accompanying WHITE proxy card with the SEC in connection with the solicitation of proxies from Boingo stockholders in connection with the matters to be considered at the Company’s 2016 Annual Meeting of Stockholders. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s proxy statement for its 2016 Annual Meeting, including the schedules and appendices thereto.

INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY BOINGO WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION.

Stockholders will be able to obtain the Proxy Statement, any amendments or supplements to the Proxy Statement, the accompanying WHITE proxy card, and other documents filed by Boingo with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of the Company’s corporate website at www.boingo.com, by writing to the Company’s Corporate Secretary at Boingo Wireless, 10960 Wilshire Blvd., 23rd Floor, Los Angeles, California 90024, or by calling the Company’s Corporate Secretary at (310) 586-5180.

March 24, 2016

Boingoites,

Today, Ides Capital issued a press release regarding their intention to nominate two directors to the Board. We issued a press release in response, but I also want to share a few more details with you so you have better insight into what’s going on.

Ides Capital are Boingo stockholders; they own approximately 0.3% of Boingo’s stock. We appreciate the views of all our stockholders and are always open to ideas that will support our success. Given how open and responsive we’ve been with Ides, we are both surprised and disappointed they chose to publicly announce their nomination of directors.

We agree our valuation does not reflect the progress the Boingo team has delivered or Boingo’s long-term potential. But we believe that in the long run, the market will reward our performance, and so we’re focused on continuing to deliver great results:

•                  Strong year-over-year revenue growth of 17% and a 46% year-over-year increase in Adjusted EBITDA for full year 2015;

•                  Two years of double digit revenue growth and increasing Adjusted EBITDA profitability; and

•                  An expected return to positive free cash flow in the second half of 2016.

In addition, based directly on the input of ongoing dialogue with many different investors, we have already implemented a number of corporate governance enhancements.

Our Board is comprised of six highly qualified directors, five of whom are independent and all of whom are actively engaged in overseeing the Company’s growth and success.  They have significant financial and operational expertise across the technology and telecommunications industries, and possess the knowledge and experience needed to ensure Boingo Wireless continues executing on its goals. All of our Independent Directors, including our Lead Independent Director, are new since 2011, with an average tenure of fewer than three years.

10960 wilshire blvd., 23rd floor • los angeles, ca 90024

tel 310.586.5180 • fax 310.586.4010

www.boingo.com

While this announcement may draw additional attention to Boingo, it’s business as usual. We believe in our strategic and business plans and our ability to build long-term value for all of our stakeholders, including our valued employees. We appreciate all your hard work and dedication to Boingo. We owe it to each other, our partners and our customers not to let this be a disruption. Just keep doing awesome work and the rest will take care of itself. Thanks for your continued focus and commitment.

Dave

P.S. On the off chance you are contacted by media, investors or analysts, media requests go to Lauren and investor/analyst inquiries go to Pete. Thank you.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” that involves risks, uncertainties and assumptions. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods. These forward-looking statements include any statements regarding Boingo’s strategic plans and future guidance. Forward-looking statements are based on the Company’s current expectations and assumptions regarding its business, the economy and other future conditions. Since forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. The Company’s actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include our ability to maintain our existing and establish new relationships with venue partners, particularly key airport venue partners and military bases, our ability to maintain revenue growth and achieve profitability, our ability to execute on our strategic and business plans, our ability to successfully compete with new technologies and adapt to changes in the wireless industry, as well as other risks and uncertainties described more fully in documents filed with or furnished to the Securities and Exchange Commission (SEC), including Boingo’s Form 10-K for the year ended December 31, 2015 filed with the SEC on March 11, 2016. Any forward-looking statement made by Boingo in this communication speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for Boingo to predict all of them. Boingo undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

10960 wilshire blvd., 23rd floor • los angeles, ca 90024

tel 310.586.5180 • fax 310.586.4010

www.boingo.com

About Boingo Wireless

Boingo Wireless, Inc. (NASDAQ: WIFI) helps the world stay connected. Our vast footprint of small cell networks covers more than a million DAS and Wi-Fi locations and reaches more than 1 billion consumers annually - in places as varied as airports, stadiums, universities, and military bases. For more information about the Boingo story, visit www.boingo.com.

Boingo, Boingo Wireless, the Boingo Wireless Logo and Don’t Just Go. Boingo. are registered trademarks of Boingo Wireless, Inc.

Important Additional Information And Where To Find It

Boingo, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the Company’s 2016 Annual Meeting of Stockholders. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise can be found in the Company’s proxy statement for its 2015 Annual Meeting of Stockholders, filed with the SEC on April 22, 2015. To the extent holdings of the Company’s securities have changed since the amounts set forth in the Company’s proxy statement for the 2015 Annual Meeting of Stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 or Annual Statement of Changes in Beneficial Ownership of Securities on Form 5 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov. Boingo intends to file a proxy statement and accompanying WHITE proxy card with the SEC in connection with the solicitation of proxies from Boingo stockholders in connection with the matters to be considered at the Company’s 2016 Annual Meeting of Stockholders. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s proxy statement for its 2016 Annual Meeting, including the schedules and appendices thereto.

INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY BOINGO WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION.

10960 wilshire blvd., 23rd floor • los angeles, ca 90024

tel 310.586.5180 • fax 310.586.4010

www.boingo.com

Stockholders will be able to obtain the Proxy Statement, any amendments or supplements to the Proxy Statement, the accompanying WHITE proxy card, and other documents filed by Boingo with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of the Company’s corporate website at www.boingo.com, by writing to the Company’s Corporate Secretary at Boingo Wireless, 10960 Wilshire Blvd., 23rd Floor, Los Angeles, California 90024, or by calling the Company’s Corporate Secretary at (310) 586-5180.

10960 wilshire blvd., 23rd floor • los angeles, ca 90024

tel 310.586.5180 • fax 310.586.4010

www.boingo.com